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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 16, 2004
                                                         ----------------


                           CRUSADE MANAGEMENT LIMITED,
               (as manager of Crusade Global Trust No. 1 of 2004)
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                           New South Wales, Australia
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          333-111723-01                           Not Applicable
      ----------------------               ---------------------------------
     (Commission File Number)             (I.R.S. Employer Identification No.)


Level 11, 55 Market Street, Sydney, NSW 2000, Australia        Not Applicable
--------------------------------------------------------     -------------------
     (Address of Principal Executive Offices)                    (Zip Code)



                                  612 9952 1315
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

      On February 26, 2004, pursuant to a registration statement (No. 333-111723), Perpetual Trustees Australia Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the Crusade Global Trust No. 1 of 2004 (the "Trust"), publicly issued U.S.$1,000,000,000 of Class A-1 Mortgage Backed Floating Rate Notes (the "Notes"). The Issuer Trustee made a regular quarterly distribution of principal and interest to the holders of the Notes on the quarterly payment date falling on April 16, 2004. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.


                  ITEM 601(A) OF
                  REGULATION S-K
    EXHIBIT NO.     EXHIBIT NO.    DESCRIPTION
    -----------     -----------    -----------
         1               99        Noteholders report for the Quarterly
                                   Payment Date on April 16, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 1 of 2004, by the undersigned, thereunto duly authorized.


                                    Crusade Management Limited,
                                    (in its capacity as Trust Manager for the Crusade Global Trust No. 1 of 2004)
                                              (Registrant)



Dated: April 22, 2004

                                    By:  /s/ Roger Desmarchelier
                                       --------------------------------
                                    Name:  Roger Desmarchelier
                                    Title: Executive Manager

                                INDEX OF EXHIBITS


                   ITEM 601(A) OF
                  REGULATION S-K
    EXHIBIT NO.     EXHIBIT NO.    DESCRIPTION
    -----------     -----------    -----------
         1               99        Noteholders report for the Quarterly
                                   Payment Date on April 16, 2004